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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 9, 2002
                                                           -----------

                             NACCO INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     1-9172                   34-1505819
 (State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                Number)              Identification No.)

              5875 Landerbrook Drive
              Mayfield Heights, Ohio                                44124
      (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code  (440) 449-9600


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

    On May 9, 2002, NACCO Industries, Inc. ("NACCO") issued a news release announcing that NACCO's subsidiary, NMHG Holding Co., completed the offer and sale of $250,000,000 aggregate principal amount of 10% Senior Notes due 2009 in a private placement to certain institutional investors and non-U.S. persons. The May 9, 2002 news release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  N/A

         (b)      PRO FORMA FINANCIAL INFORMATION

                  N/A

         (c)      EXHIBITS.

                     EXHIBIT
                       NO.      DESCRIPTION

                     99.1.      News release, dated May 9, 2002




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NACCO Industries, Inc.

                                   By:  /s/ J. C. Butler, Jr.
                                       --------------------------------------
                                       Name:    J. C. Butler, Jr.
                                       Title:   Vice President, Corporate
                                                Development and Treasurer

Date: May 9, 2002


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                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION
  NO.

99.1.       News release, dated May 9, 2002